Liquidity	3 Months Ended
Mar. 31, 2019
Liquidity [Abstract]
Liquidity

3.	Liquidity

We incurred net losses of $3.2 million for the three months ended March 31, 2019, including $0.7 million from discontinued operations.  We have an accumulated deficit of $417.5 million as of March 31, 2019.  Additionally, we used net cash of $3.3 million to fund our operating activities for the three months ended March 31, 2019. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Further, the Loan and Security Agreement (defined in Note 4), with Oxford Finance, LCC (“Oxford”), as further described in Note 4, requires maintenance of a minimum of $2.0 million in unrestricted cash and cash equivalents on hand to avoid an event of default under the Loan and Security Agreement. Based on our cash and cash equivalents on hand of approximately $3.9 million at March 31, 2019, the Company estimates that it will need to raise additional capital and/or obtain a waiver or restructure the Loan and Security Agreement in the near term to avoid defaulting under its $2.0 million minimum cash/cash equivalents covenant.

To date, these operating losses have been funded primarily from outside sources of invested capital including our recently completed 2018 Rights Offering (defined in Note 3 below), our Lincoln Park Purchase Agreement (defined in Note 12) with Lincoln Park Capital Fund, LLC (“Lincoln Park”), the Loan and Security Agreement and gross profits.  We have had, and we will continue to have, an ongoing need to raise additional cash from outside sources to fund our future clinical development programs and other operations. Our inability to raise additional cash would have a material and adverse impact on operations and would cause us to default on our loan.

On June 1, 2018, we entered into a Sales Agreement with B. Riley FBR, Inc. (“B. Riley FBR”) to sell shares of our common stock having an aggregate offering price of up to $6.5 million from time to time, through an “at the market” equity offering program (the “ATM program”) under which B. Riley FBR will act as sales agent. Through March 31, 2019, we have sold a total of 0.2 million shares for proceeds of approximately $3.8 million through the ATM program. See Note 12 for further discussion on the ATM program.

On July 25, 2018, we closed a rights offering originally filed under a Form S-1 registration statement in April 2018 (“2018 Rights Offering”). Pursuant to the 2018 Rights Offering, the Company sold an aggregate of 6,723 units consisting of a total of 6,723 shares of Series C Convertible Preferred Stock, immediately convertible into 168,478 shares of common stock and 7,059,150 warrants, with 50 warrants exercisable for one share of common stock at an exercise price of $39.93 per share, resulting in total net proceeds to the Company of approximately $5.7 million.

On August 28, 2018, we received a written notice from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that, based upon the closing bid price of our common stock for the prior 30 consecutive business days, we no longer meet the requirement to maintain a minimum bid price of $1.00 per share, as set forth in Nasdaq Listing Rule 5550(a)(2). In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we were provided an initial period of 180 calendar days, or until February 25, 2019, in which to regain compliance.  We were granted an additional compliance period of 180 calendar days, or until August 26, 2019, in which to regain compliance after meeting the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the bid price requirement, and providing notice to Nasdaq staff of our intent to cure the deficiency during this second compliance period, by effecting a reverse stock split, if necessary. In order to regain compliance with the minimum bid price requirement, the closing bid price of our common stock must have been at least $1.00 per share for a minimum of ten consecutive business days during the 180-day period.

On September 21, 2018, we entered into a purchase agreement and a registration rights agreement, with Lincoln Park, pursuant to which the Company has the right to sell to Lincoln Park and Lincoln Park is obligated to purchase up to $5.0 million of shares of the Company’s common stock over the 24-month period following October 15, 2018, subject to the satisfaction of certain conditions. Through December 31, 2018, the Company sold a total of 12,802 shares for proceeds of approximately $0.3 million through the Lincoln Park Purchase Agreement and no shares were sold during the three months ended March 31, 2019. See Note 12 for further discussion on the Lincoln Park Agreement.

We continue to seek additional capital through product revenues, strategic transactions, including extension opportunities under our awarded U.S. Department of Health and Human Service’s Biomedical Advanced Research and Development Authority (“BARDA”) contract, and from other financing alternatives. Without additional capital, current working capital and cash generated from sales will not provide adequate funding for research, sales and marketing efforts and product development activities at their current levels. If sufficient capital is not raised, we will at a minimum need to significantly reduce or curtail our research and development and other operations, and this would negatively affect our ability to achieve corporate growth goals.

On April 24, 2019 the Company received $3.4 million of net cash proceeds related to the sale of the Company’s UK subsidiary, Cytori Ltd., and the Company’s Cell Therapy assets (excluding such assets used in Japan or relating to the Company’s contract with BARDA), of which $1.7 million was used to pay down principal, interest and fees on the Loan and Security Agreement, and on April 25, 2019 the Company received $2.5 million of net cash proceeds related to the sale of the Plus Therapeutics, K.K., and substantially all of the Company’s Cell Therapy assets used in Japan, of which $1.4 million was used to pay down principal, interests and fees on the Loan and Security Agreement (See Note 13).

Should we be unable to raise additional cash from outside sources, this would have a material adverse impact on our operations.

The accompanying consolidated condensed financial statements have been prepared assuming the Company will continue to operate as a going concern, which contemplates the realization of assets and settlement of liabilities in the normal course of business, and do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from uncertainty related to its ability to continue as a going concern.